UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

BridgeBio Pharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BridgeBio Pharma, Inc.
3160 Porter Drive, Suite 250,
Palo Alto, CA 94304

SUPPLEMENT
 TO THE
 PROXY STATEMENT
 FOR
ANNUAL MEETING OF STOCKHOLDERS
 To Be Held On June 20, 2025, at 9:00 a.m. Pacific Time

The date of this Supplement is May 9, 2025

This supplement (the “Supplement”) amends and supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by BridgeBio Pharma, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2025, in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 20, 2025 at 9:00 a.m. Pacific Time.

The purpose of this Supplement is solely to make immaterial updates to clarify disclosure in the Proxy Statement regarding the proposed amendment to the Company’s 2021 Amended and Restated Stock Option and Incentive Plan.

The changes to the existing disclosure in the Proxy Statement are set forth below by adding the bold underlined text. Other than as set forth below, no changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed with the SEC and the Company continues to seek the vote of Company stockholders on each of the proposals to be voted on at the Annual Meeting as recommended by the Company’s Board of Directors in the original filing. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement and all page references are to pages in the Proxy Statement. The Company makes the following amended and supplemental disclosures:

1.  Certain disclosure in the “Notice of Annual Meeting” is hereby amended and restated to read as follows:

1.
To elect five (5) nominees for director, Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D. to serve as Class III directors to hold office until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of our named executive officers (NEOs), as disclosed in the Proxy Statement.
3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
4.
To approve an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

5.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law.

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.
7.	To transact such other business as may properly be brought before the Annual Meeting.

2. Certain disclosure on page 1 of the Proxy Statement is hereby amended and restated to read as follows:

1.
To elect five (5) nominees for director, Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D. to serve as Class III directors to hold office until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of our named executive officers (NEOs), as disclosed in the Proxy Statement.
3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
4.
To approve an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

5.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law.

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.
7.	To transact such other business as may properly be brought before the Annual Meeting.

3. Certain disclosure on pages 3-4 of the Proxy Statement is hereby amended and restated to read as follows:

Proposal Four—Approval of an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. Proposal Four is not considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker non-votes will have no effect on the proposal.

4. Certain disclosure on page 56 of the Proxy Statement is hereby amended and restated to read as follows:

On March 19, 2025, our Board of Directors adopted the second amendment and restatement of the 2021 Plan (the Amended and Restated Plan”), subject to stockholder approval. The Amended and Restated Plan amends the 2021 Plan to increase the aggregate number of shares authorized for issuance under the 2021 Plan by 5,000,000 shares, which includes an increase in the aggregate number of shares that may be issued in the form of incentive stock options by 5,000,000 shares, subject to adjustment as provided for in the 2021 Plan. A copy of the Amended and Restated Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference. The Amended and Restated Plan also confirms and clarifies that the limitations on director compensation set out in Section 3(b) apply to services provided as a director, and accordingly, do not apply to compensation for non-board related services provided by directors pursuant to other roles or consulting arrangements such as those described in the section titled “Certain Relationships and Related Party Transactions.”

5. Certain disclosure on page 59 of the Proxy Statement is hereby amended and restated to read as follows:

Director Compensation Limit. The Amended and Restated Plan provides that the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director for his or her services as a director in any calendar year may not exceed $600,000; provided, that in the first calendar year in which any individual becomes a non-employee director, the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us for his or her services as a director may not exceed $1,250,000. The Amended and Restated Plan also confirms and clarifies that the limitations on director compensation are for services provided as a director, and do not apply to compensation for non-board related services provided by directors pursuant to other roles or consulting arrangements such as those described in the section titled “Certain Relationships and Related Party Transactions.”

BridgeBio Pharma, Inc.
3160 Porter Drive, Suite 250,
Palo Alto, CA 94304
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 20, 2025, at 9:00 a.m. Pacific Time

VOTING MATTERS

This Supplement to the Proxy Statement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement.

You are urged to read the Proxy Statement and this Supplement carefully in deciding how to vote. As a stockholder, your vote is very important, and the Board of Directors encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting. If you have already voted by Internet, telephone or by mail, you do not need to take any action unless you wish to change your vote. Proxy voting instructions already returned by stockholders (via Internet, telephone or mail) will remain valid and will be voted at the Annual Meeting unless revoked.

By Order of the Board of Directors
BridgeBio Pharma, Inc.

/s/ Neil Kumar
Neil Kumar
Chief Executive Officer

Palo Alto, California
May 9, 2025